UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 30, 2009
Date of report (Date of earliest event reported)
PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(612) 661-4000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURES

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)	On January 30, 2009, Wahid Hamid notified us that he intended to resign as a director of PepsiAmericas, Inc., effective immediately. Mr. Hamid had been a member of our Board since July 23, 2008. Mr. Hamid, who was serving as Senior Vice President, Corporate Strategy and Development of PepsiCo, Inc. at the time of his appointment to our Board, resigned from our Board following his transition from PepsiCo.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.
Date: January 30, 2009	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and Chief Financial Officer

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